UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   September 27, 2004
                                                     ---------------------------

                          WaveRider Communications Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

              0-25680                                   33-0264030
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     (Commission File Number)                (IRS Employer Identification No.)


 255 Consumers Road, Suite 500, Toronto, Ontario, Canada          M2J 1R4
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (416) 502-3200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS


Item 8.01 Other Events


SIGNATURES


Exhibit Index


EXHIBIT 99.01

Item 8.01 Other Events.

On September 27, 2004, WaveRider Communications, Inc. issued a press release announcing the adjournment of its annual general meeting. A copy of the press release, dated as of September 27, 2004, entitled "WaveRider Announces Adjournment of Annual General Meeting" is filed as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

This written communications relates to the reorganization of WaveRider Communications, Inc. as a Canadian corporation, as further described in the registration statement on Form F-4 (File No. 333-118224) filed with the SEC.

The foregoing reference to the proposed reorganization and any other related transactions shall not constitute an offer to buy or exchange securities or constitute the solicitation of an offer to sell or exchange any securities in WaveRider Communications Inc., WaveRider Communications (Canada) Inc. or any subsidiaries.

         Investors and security holders are urged to read the documents filed or to be filed with the SEC relating to the proposed reorganization of WaveRider Communications, Inc., a Nevada corporation, as a Canadian corporation because they contain important information: the registration statement on Form F-4 (File No. 333-118224) which includes a joint-proxy statement prospectus, as amended from time to time. These and any other documents relating to the proposed reorganization, when they are filed with the SEC, may be obtained free at the SEC's Web site at www.sec.gov. You may also obtain each of these documents for free (when available) from WaveRider Communications, Inc. by directing your request to: T. Scott Worthington ; telephone 416 502 3200; and address 255 Consumers Road, Suite 500, Toronto Ontario, M2J 1R4, Canada.

(c)  Exhibits

Exhibit
Number                              Exhibit Title or Description
--------                            ----------------------------
99.01 Press release entitled WaveRider Announces Adjournment of Annual General Meeting, dated September 27, 2004.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WaveRider Communications, Inc.

                           /s/ T. Scott Worthington
                           --------------------------------------------
                           Vice President, Corporate Secretary
                           and Chief Financial Officer

Date:  September 27, 2004

                                  Exhibit Index

Exhibit
Number                              Exhibit Title or Description
-------                             ----------------------------
99.01 Press release entitled WaveRider Announces Adjournment of Annual General Meeting, dated September 27, 2004.